united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2023

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2023

TOPS® Aggressive Growth ETF Portfolio

TOPS® Balanced ETF Portfolio

TOPS® Conservative ETF Portfolio

TOPS® Growth ETF Portfolio

TOPS® Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid Year 2023 Market Commentary

Conflicting Factors Result in Strong 1st Half for Markets

Markets battled through conflicting factors in the first half of the year to produce strong results. We often remind investors that the stock market and the economy are two distinctly different things. While interrelated, they do not always move in tandem. We say the economy is like the climate and the stock market is like the weather. While areas have certain climates, leading to some amount of long-term predictability, the daily weather can vary significantly from the normal climate. In the long run, climate does tend to prevail, and weather tends to settle into reasonable ranges.

In this commentary, we will talk about these conflicting factors. On the one hand, the economy is dealing with the risk of recession, stoked by a flurry of interest rate rises from the Federal Reserve’s attempts to cool inflation. Some economists are convinced a recession cannot be avoided; other prominent economists are predicting a 75% chance a full recession is avoided altogether. On the other hand, the bull market in stocks continues to barrel on, driven by exceptional results for US MegaCap stocks (which we call the MegaCap-8, as discussed below). Most of these gains have been driven by increased stock valuations, not direct increases in earnings. Therefore, it remains a question whether these companies can deliver on the tickets to future success investors have already purchased. Underlying both economic and stock market footing is consumers, who are gobbling up services at massive levels, to offset weakness in goods purchases.

Overall, our portfolios navigated these conflicting factors to deliver strong results for the first half of the year, with returns ranging from mid-single digits for conservative portfolios to low double digits for aggressive portfolios. In this commentary, we will provide information on how markets overpowered the economic concerns in the first half and what we feel are the major items apt to affect markets in the near future.

After discussing Q2 2023 financial market results, we will address three general themes important to TOPS portfolio returns and strategies:

1)	The Stock Market vs. The Economy

2)	The Federal Reserve’s Pause

3)	Is AI the Boost Markets are Looking For?

Second Quarter and Year-To-Date Markets Review

Most equity indexes saw positive returns in the second quarter. Growth stocks (S&P 500 Growth) outperformed value stocks (S&P 500 Value), returning +10.6% and +6.6%, respectively. Midcap (S&P 400, +4.6%) outperformed small cap equities (S&P 600, +3.4%). Developed international (MSCI EAFE) returned +3.0%, outpacing emerging markets (MSCI Emerging Markets), which returned +0.9%. Real estate (MSCI World Real Estate, +0.3%) was slightly positive for the quarter, while Natural Resources (S&P GSSI NA Natural Resources, -0.1%) saw slightly negative returns for the quarter.

Equity indexes have seen positive returns so far this year. The exception here is natural resources (S&P GSSI NA Natural Resources), which is down -2.9% for the year. Growth stocks (S&P 500 Growth) outperformed value stocks (S&P 500 Value), returning +21.2% and +12.2%, respectively. Midcap (S&P 400, +8.8%) is outperforming small cap equities (S&P 600, +6.0%). Developed international (MSCI EAFE) returned +11.7%, outpacing emerging markets (MSCI Emerging Markets), which returned +4.9%. Real estate (MSCI World Real Estate) has returned +1.0% for the year.

Unlike equity indexes, fixed income saw mostly negative returns in the second quarter. The Bloomberg US Aggregate Bond Index had a -0.8% return for the quarter, while the Bloomberg US TIPS Index was down -1.4%. Credit (ICE BofA US Corporate Index, -0.2%) outperformed government (ICE BofA US Treasury Index, -1.4%). In the second quarter, high yield (Solactive USD High Yield Corporates, +1.3%) and international bond indexes (Bloomberg Global Aggregate ex-USD, +0.4%) were positive, while investment grade corporates (iBoxx USD Liquid Investment Grade Index, -0.4%) were negative. The 10-year US Treasury yield increased from 3.48% to 3.81% in the second quarter.

For the year, fixed income has seen positive returns. The Bloomberg US Aggregate Bond Index had a +2.1% return for the year, slightly outpacing the Bloomberg US TIPS Index, up +1.9%. Credit (ICE BofA US Corporate Index, +3.2%) outperformed government (ICE BofA US Treasury Index, +1.6%). High yield (Solactive USD High Yield Corporates, +5.2%), investment grade corporates (iBoxx USD Liquid Investment Grade Index, +4.0%), and international bond indexes (Bloomberg Global Aggregate ex-USD, +3.6%) are all positive year-to-date. The 10-year US Treasury yield decreased from 3.88% to 3.81% in the first quarter.

The Stock Market vs. The Economy

There are always thousands of factors (or variables) which affect movements of stock markets and economic results. We will summarize a few main factors in each area, which we feel have had the most impact recently and will make the most difference for investors.

Much of the story of 2023 is about the MegaCap-8 stocks, including Alphabet, Amazon, Apple, Meta, Microsoft, Netflix, NVIDIA, and Tesla. The S&P 500 is one of the leading diversified equity benchmarks so far this year, gaining 16.9%. However, 8 of the largest stocks in the index (the MegaCap-8) have driven nearly all the return for the index of 500 stocks. In a recent commentary, we wrote four pages of analysis about the MegaCap-8 stocks. While we will not rehash the full analysis, we will summarize a few main points in this commentary.

Here are some eye-opening stats about these stocks:

○	They have a combined market cap of $10.5 trillion. (Yardeni)

○	They account for 26.4% of the total market cap of the S&P 500 index. (S&P)

○	They have a combined forward P/E ratio of 29.4, versus 18.3 for the S&P 500 and 16.0 for the S&P 500 -ex MegaCap-8. (Yardeni)

○	For the first time in history, the S&P 500 now has 2 companies which each represent over 7% of the index. Apple and Microsoft represent about 7.5% and 7%. (S&P)

○	Last month, Apple’s stock market capitalization climbed to the point where that single company exceeded the size of the entire Russell 2000 Index, a commonly referenced index of smaller company stocks. (etf.com)

Several years ago, we wrote a piece highlighting that these large company outperformers should be looked at in a different bucket. At the time, we called them FAANG stocks, an acronym for the leading five companies. While the gang has increased to eight stocks, the narrative has not changed; the stock market continues to be led by a small group of leaders. In every part of society, there are unexplained talents. In sports, art, etc., there are always individuals and organizations which do things others have not been able to do. Looking at the MegaCap-8, we see the success of Elon Musk (Tesla), Bill Gates (Microsoft), Steve Jobs (Apple), Marc Zuckerberg (Meta), Larry Page / Sergey Brin (Alphabet / Google), and Jeff Bezos (Amazon). Along with Netflix, these are companies which have revolutionized modern life. Is Amazon the greatest company in the history of the world? Maybe. Even if they don’t prove to be, just being considered in that debate is quite an accomplishment and a logical justification for the success Amazon stock has had.

While the seven companies listed above were big contributors, it was Nvidia which may have been the impetus for much of the return so far this year. If you are not familiar, Nvidia is a U.S. tech company who originally found success creating graphics processing units (GPUs) for video games. Lucky for Nvidia, the GPUs required for video games run similar parallel computations required for artificial intelligence (AI). Unless you have been on vacation without access to the internet this year, you will recognize AI as the leading buzz word of 2023.

While Nvidia is the seventh U.S. company to have reached a $1 trillion market cap (FactSet), it has done so on promise, not statutory earnings. Unlike the other members of MegaCap-8, Nvidia is selling at astronomical valuations. To justify the current valuation of Nvidia, the company must capitalize on AI in one of the greatest transfers of promise to realized profits the U.S. market has ever seen.

With help from the MegaCap-8, the Nasdaq had its best first half since 1983, the S&P 500 Growth index is leading, and the S&P 500 is not far behind. Despite this strong run, the S&P 500 still sits below the pre-COVID highs though. Likewise, large cap US stocks are overvalued through nearly every measure. The MegaCap-8 currently has a forward P/E ratio of about 30 (Yardeni). Remove the MegaCap-8 and you get a P/E of about 16 for the rest of the S&P 500, not much above the historical long-term average valuation for the index.

Large cap U.S. stocks are the highest equity concentration in the TOPS portfolios. Likewise, large cap growth stocks are the highest concentration in our growth-oriented portfolios. Therefore, TOPS investors have benefited significantly from the MegaCap-8’s incredible run. However, TOPS has also benefited from diversification into a wide variety of other asset classes, which helps to reduce our expected risk. Fortunately, many of these other asset classes currently exhibit attractive valuations below historical averages. Since valuations play a large role in expected return calculations for most institutional investors, every report of expected returns we have reviewed so far this year has the diversifier asset classes held in TOPS portfolios expected to outperform U.S. large cap stocks over the next 10 years. We hope to be able to provide appropriate returns under either scenario, as our disciplined process has done for the last two decades.

There is no doubt stocks have been popular this year, maybe driven from a feeling of FOMO (fear of missing out). However, we believe the biggest question for the near future is, “will the economy drag down the market?” While the market seems to want to keep barreling on, classical economics seems to say that we should have a recession. True, there is no period in history quite like this anywhere in the world, and there has potentially never been a more difficult time to forecast. However, some of the basic numbers are just too hard for economists to ignore.

Through the process of quantitative easing the Federal Reserve carried out over the last 15 years, the Fed Balance sheet increased 10-fold (10x) since 2007. According to First Trust, GDP was only up 180% over that period. Those who follow Milton Friedman, the Apostle Paul of economics, will know if you increase money supply significantly you should expect growth to pick up; then you will get inflation. If Friedman is right, as M1, M2, and M3 money supply decreases, we should see an economic slowdown. M1, M2, and M3 have all gone down in the last year. If it worked on the increase, it should work on the decrease, right? Along with a decreasing money supply, interest rates are up, and we will even see a claw back of about $30 billion of previously approved stimulus spending. The college economics professors must be sweating in their elbow-patched sport jackets, right? Well, many are.

There is more to the story though, hence the theme we chose of conflicting factors. Not many prognosticators believe we are out of the woods yet; however, there are some unique factors Milton Friedman could not have foreseen. He never met the modern-day consumer, and we do not believe he anticipated the impact of the spending of happy Baby Boomers.

Before we even get to discussing the Baby Boomers, let’s touch briefly on the current consumer experience. There are two jobs available for every one available worker. Therefore, consumers feel safe in their jobs, and they feel they could get a new one relatively easily if needed. Also, while consumers may exhaust what is left of their pandemic savings soon, that does not mean they are out of purchasing power. Along with rising wages and salaries, Yardeni Research highlights a record $7.6 trillion in unearned income over the last year, including interest income ($1.8 trillion), dividend income ($1.7 trillion), proprietors’ income ($1.9 trillion), rental income ($0.9 trillion), and Social Security ($1.3 trillion).

Now for those Baby Boomers. Yardeni reports, “the consumers’ excess saving of roughly $0.5 trillion currently is dwarfed by the net worth held by the Baby Boom generation that is retiring. The Baby Boomers are currently 59-77 years old. The number of seniors (65 years old and older) rose to a record 58.0 million in May. Of this total, a record 46.9 million are not in the labor force, leaving 11.1 million still in the labor force. The Baby Boomers will all be seniors by 2029. The Baby Boomers had $74.8 trillion in net worth at the end of Q1-2023. They have just started to spend it. Their progeny undoubtedly expects to inherit some of that wealth and therefore can save less.”

Milton Friedman would expect Baby Boomers to cut spending and wait for a more economically sound time to spend. With all due respect for Friedman, the Baby Boomers do not seem to care. They have $75 trillion in wealth creating trillions of dollars in income and they have a definitive window to spend that money (largely on services). This conflicting factor may be leading to one of the key reasons we are not seeing a full-blown recession. Consumers are effectively spending us through the possibility of a cyclical slowdown and that could continue if they do not run out of jobs and money, or the Fed doesn’t completely spoil the party to terminate inflation.

This has been possibly the most expected recession in history. But here we are, still waiting for it like a rain cloud on the horizon. Dr. Ed Yardeni thinks we have been in a rolling recession for about a year. He points to the hit housing took and the bottoming in goods and manufacturing. Dr. Yardeni also recently posited, “could rolling recession be evolving into a rolling expansion?”

Stock market investors seem to think the Fed is nearly done and will not induce a recession. In other words, stocks appear to be pricing in a “soft landing,” a situation where the Fed positions monetary policy to be tight enough to bring inflation back down to its 2.0% target but not so tight that we have a recession. That would be great! We also understand though, while stocks are supposed to discount future earnings, that does not mean it is a straight line. The narrative right now has some green shoots, which have driven stocks. This does not mean many of the longer-term concerns still do not exist.

We feel this environment favors our TOPS portfolios, and we are encouraged by the opportunity we believe exists to provide appropriate results for our investors over the next decade. What is the alternative? Well, investors could choose to double or triple down their bet on the MegaCap-8. Fortunately, it appears most investors understand the risk in doing that. According to CNBC, while the tech sector had incredible returns, there was about $1 billion in outflows from tech related ETFs in the first half of the year.

This time of year, we always start building our Christmas list. This year, we are asking for a “soft landing,” disinflation towards the Fed’s 2% target, a healthy consumer, and a rally for diversifier stocks to finish the year. Whether Santa delivers or not, our long-term prospects look promising.

The Federal Reserve’s Pause

As we have discussed in previous commentaries, the Federal Reserve has been on a consistent path of increasing the Federal Funds Rate (FFR) since March of 2022. The increases are designed to slow down economic activity to reduce high levels of inflation towards the Fed’s 2% inflation target. In the previous section, we talked about the conflicting factors, which have helped the economy to avoid a full-blown recession to date. A significant amount of uncertainty remains though, and the battle is far from over.

At their June meeting, the Fed decided to forego a change to the existing FFR target. They struggled with what to call it. Was it a “skip” or a “pause”? Either way, they wanted to be clear the committee was not communicating they had reached the terminal rate (the end of the rate rise cycle). Chairman Powell stated after the meeting, “If you look at the data over the last quarter, what you see is stronger than expected growth, a tighter than expected labor market, and higher than expected inflation. So that tells us that although policy is restrictive, it may not be restrictive enough and it has not been restricted for long enough.”

As a reminder, Arthur Burns served as the Chairman of the Federal Reserve from 1970 to 1978. Burns gathered criticism from his failure to raise rates high enough to curb inflation at the time. This decision resulted in one of the worst bouts of inflation in modern history. To correct the issue, Chair Powell’s idol Paul Volcker had to aggressively raise rates in the early 1980s and is revered for carrying out a tough job that needed to be done. It is common thought Powell wants to be remembered like Volcker, not Burns. Recently stating, “there is still a risk of doing too little to bring down inflation,” noting that he wouldn’t take hiking interest rates at two consecutive policy meetings “off the table.” Further, Powell reiterated at a central bank forum in Sintra, Portugal, that most policymakers expect two more hikes, a point he also made while testifying before Congress.

So, it is highly unlikely the Fed is done. How far will they go and for how long is uncertain and “data dependent.” As investors, the key impact is whether the restrictive policy causes a recession and what impact that would have on stocks.

To that end, Powell said he thinks there is a “significant probability” there will be a recession, though he says he does not see that as the most likely case. The next Fed meeting is in July.

Is AI the Boost Markets are Looking For?

The world’s economies and stock markets have grown over time primarily through demographics, innovation, and productivity growth. From the industrial revolution to the technological age, innovation has provided a boost on the backs of growing populations who figured out ways to produce more with less.

As investors look to these pillars for future growth, the story is not so straightforward. We have discussed in previous messages about the demographics issues faced by most of the world’s major economies, including the U.S. Much like Japan, America is quickly becoming impacted by an aging population. Further, for the last two decades, technology has been sliced and diced every which way to help provide productivity growth. There are not many more industries left which will benefit from simply adding computers, if any. This leaves the world in search of an economic savior.

Welcome the idea of artificial intelligence (AI). As we have noted before, AI promises to do what the brain can do, but faster and with greater focus. A feasible impact of AI would be that AI can boost productivity growth enough to offset the demographic challenges the U.S. (and several other mature economies) face. This could be a huge tailwind for stocks, albeit some of the future success has already been built into stock prices (as discussed with Nvidia). Likewise, it has been highlighted as a major theme driving stocks in 2023.

Through our strategies, we hope AI delivers on the promise this innovative technology carries. As such, we stand to continue to participate in the success of many publicly traded companies who capitalize on growth in this area. However, we remain measured in our excitement and sober in our views of AI, recognizing there are still a lot of questions to be answered. We are reminded of the opportunity one of our portfolio managers had to attend training a few years ago at the acclaimed CalTech, one of the top robotics universities in the world. In meeting with the professors working on the technology, we appreciated the honesty and transparency they provided. Simply put, the world of robotics was nowhere near where many YouTube videos would lead us to believe. While robots of some fashion or another have changed the world in many ways for decades, the leading professor cautioned us regarding what to expect regarding the pace and impact of robotic technology development on the economy.

We have a similar view of the promise of AI. While we are excited about the technology and the promise it provides, we are not making significant portfolio allocations currently to place an outsized bet on AI technology. Instead, we continue to participate in AI from a market capitalization standpoint, recognizing many of the financial benefactors of AI are likely to be the leaders who can harness, develop, and capitalize the technology in the long run.

TOPS Portfolio Strategies

One of the most distinct differences we see between retail investors and the way in which we approach our system of professional institutional portfolio management is the number of variables each typically applies when analyzing a portfolio decision. We find many retail investors tend to focus on one or two main variables when making a decision. For example, a retail investor may dispose of REITs because they read an article about office vacancies, or double down on tech stocks after logging into ChatGPT for the first time. In other words, this is like solving the equation 1+ a = 3. However, while focusing on one prominent variable can sometimes lead to successful results, it is rarely a recipe for appropriate long-term risk-adjusted returns. As professional investors, our systems, experience, processes, and access to data enable us to digest thousands of variables and assimilate decisions into action. So far in 2023, the singular variable which would have produced favorable results is a bet on the largest companies. While we participated importantly in that opportunity, we did not take a big bet. Instead, we maintained measured exposure.

A trade we made at the very end of last year involved reducing our overall exposure to China. While a key narrative at the time was the “China reopening” trade after COVID, our research led us to look more holistically at how China’s growth has stalled, as they have reversed the trend of opening their economy which gave them marked growth for over a decade. So far in 2023, this trade has benefitted our investors, as the EMXC position added is our best performing emerging markets position year to date. We also made some changes this year to better position our portfolios in the REIT market. We believe these changes are essential to our efforts to optimize risk-adjusted returns.

As we discussed throughout this commentary, there are a lot of conflicting factors at work in the economy and the markets. We are consistently humbled by the trust our investors continue to have in us, throughout the 20 years of serving them. Our goal primary goal remains to navigate markets in the best interest of our investors to provide appropriate risk-adjusted returns. We believe our strategies have never been more capable of delivering on that goal.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P Growth Index represents the growth companies of the S&P 500 Index.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Bloomberg U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (“MBS”) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS”) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

3245-NLD-07/27/2023

TOPS® Aggressive Growth ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2023

The Portfolio’s Average Annual Total Return through June 30, 2023*, as compared to its benchmark:

	Six	One	Five	Ten	Performance	Performance	Performance
	Months	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Aggressive Growth ETF Portfolio
Class 1	10.05%	12.95%	6.95%	8.55%	7.59%	N/A	N/A
Class 2	9.83%	12.69%	6.68%	8.23%	7.35%	N/A	N/A
Investor Class	9.75%	12.46%	6.38%	N/A	N/A	6.99%	N/A
Service Class	9.83%	12.69%	N/A	N/A	N/A	N/A	7.17%
S&P 500 Total Return Index *****	16.89%	19.59%	12.31%	12.86%	12.50%	11.90%	12.31%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.29%, 0.54%, 0.79%, and 0.59%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2023	% of Net Assets
Exchange-Traded Funds - Equity	96.0%
Short-Term Investments	4.3%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Balanced ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2023

The Portfolio’s Average Annual Total Return through June 30, 2023*, as compared to its benchmark:

	Six	One	Five	Ten	Performance	Performance	Performance
	Months	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Balanced ETF Portfolio
Class 1	5.94%	7.04%	4.50%	5.06%	4.89%	N/A	N/A
Class 2	5.80%	6.80%	4.23%	4.72%	4.57%	N/A	N/A
Investor Class	5.67%	6.53%	3.97%	N/A	N/A	4.14%	N/A
Service Class	5.72%	6.73%	N/A	N/A	N/A	N/A	4.12%
S&P 500 Total Return Index *****	16.89%	19.59%	12.31%	12.86%	12.50%	11.90%	12.31%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.30%, 0.55%, 0.80%, and 0.60%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2023	% of Net Assets
Exchange-Traded Funds - Equity	50.3%
Exchange-Traded Funds - Fixed Income	47.7%
Short-Term Investments	4.5%
Liabilities in Excess of Other Assets	(2.5%)
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Conservative ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2023

The Portfolio’s Average Annual Total Return through June 30, 2023*, as compared to its benchmark:

	Six	One	Five	Ten	Performance	Performance	Performance
	Months	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Conservative ETF Portfolio
Class 1	4.50%	5.16%	3.62%	3.62%	3.75%	N/A	N/A
Class 2	4.37%	4.92%	3.36%	3.35%	3.49%	N/A	N/A
Investor Class	4.26%	4.58%	3.12%	N/A	N/A	3.14%	N/A
Service Class	4.37%	4.92%	N/A	N/A	N/A	N/A	3.14%
S&P 500 Total Return Index *****	16.89%	19.59%	12.31%	12.86%	12.50%	11.90%	12.31%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.33%, 0.58%, 0.83%, and 0.63%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2023	% of Net Assets
Exchange-Traded Funds - Fixed Income	67.7%
Exchange-Traded Funds - Equity	30.3%
Short-Term Investments	4.0%
Liabilities in Excess of Other Assets	(2.0%)
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Growth ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2023

The Portfolio’s Average Annual Total Return through June 30, 2023*, as compared to its benchmark:

	Six	One	Five	Ten	Performance	Performance	Performance
	Months	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Growth ETF Portfolio
Class 1	9.17%	11.80%	6.33%	7.44%	7.53%	N/A	N/A
Class 2	9.02%	11.56%	6.07%	7.18%	7.22%	N/A	N/A
Investor Class	8.89%	11.25%	5.80%	N/A	N/A	6.23%	N/A
Service Class	9.02%	11.56%	N/A	N/A	N/A	N/A	6.43%
S&P 500 Total Return Index *****	16.89%	19.59%	12.31%	12.86%	12.50%	11.90%	12.31%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.30%, 0.55%, 0.80%, and 0.60%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2023	% of Net Assets
Exchange-Traded Funds - Equity	85.1%
Exchange-Traded Funds - Fixed Income	12.8%
Short-Term Investments	5.6%
Liabilities in Excess of Other Assets	(3.5%)
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2023

The Portfolio’s Average Annual Total Return through June 30, 2023*, as compared to its benchmark:

	Six	One	Five	Ten	Performance	Performance	Performance
	Months	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Moderate Growth ETF Portfolio
Class 1	7.29%	9.12%	5.47%	6.25%	5.82%	N/A	N/A
Class 2	7.22%	8.91%	5.23%	6.00%	5.56%	N/A	N/A
Investor Class	7.05%	8.62%	5.06%	N/A	N/A	5.24%	N/A
Service Class	7.07%	8.86%	N/A	N/A	N/A	N/A	5.29%
S&P 500 Total Return Index *****	16.89%	19.59%	12.31%	12.86%	12.50%	11.90%	12.31%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.30%, 0.55%, 0.80% and 0.60%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2023	% of Net Assets
Exchange-Traded Funds - Equity	65.5%
Exchange-Traded Funds - Fixed Income	32.9%
Short-Term Investments	2.9%
Liabilities in Excess of Other Assets	(1.3%)
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Aggressive Growth ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 96.0%
	EQUITY - 96.0%
113,069	FlexShares Global Upstream Natural Resources Index Fund(a)	$4,530,675
197,363	iShares Global REIT ETF	4,533,428
64,825	iShares MSCI Emerging Markets ex China ETF	3,369,604
347,651	SPDR Portfolio S&P 400 Mid Cap ETF	15,953,704
74,578	SPDR Portfolio S&P 500 Growth ETF	4,550,004
105,130	SPDR Portfolio S&P 500 Value ETF	4,541,616
351,505	SPDR Portfolio S&P 600 Small Cap ETF	13,652,454
441,059	Vanguard FTSE Developed Markets ETF	20,368,105
193,359	Vanguard FTSE Emerging Markets ETF	7,865,844
69,570	Vanguard S&P 500 ETF	28,334,469
120,601	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	3,370,798
		111,070,701

	TOTAL EXCHANGE-TRADED FUNDS (Cost $103,421,547)	111,070,701

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.3%
	COLLATERAL FOR SECURITIES LOANED - 2.0%
2,342,746	Federated Hermes Government Obligations Fund, Institutional Class, 4.97% (Cost $2,342,746)(b)	2,342,746

	MONEY MARKET FUNDS - 2.3%
2,629,949	STIT - Government & Agency Portfolio, Institutional Class, 5.06% (Cost $2,629,949)(b)	2,629,949

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,972,695)	4,972,695

	TOTAL INVESTMENTS - 100.3% (Cost $108,394,242)	$116,043,396
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(339,376)
	NET ASSETS - 100.0%	$115,704,020

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $2,279,585 at June 30, 2023. The loaned securities were secured with cash collateral of $2,342,746. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.0%
	EQUITY - 50.3%
65,888	FlexShares Global Upstream Natural Resources Index Fund(a)	$2,640,132
153,342	iShares Global REIT ETF	3,522,266
16,788	iShares MSCI Emerging Markets ex China ETF	872,640
96,493	SPDR Portfolio S&P 400 Mid Cap ETF	4,428,064
28,971	SPDR Portfolio S&P 500 Growth ETF	1,767,521
142,987	SPDR Portfolio S&P 500 Value ETF	6,177,038
113,829	SPDR Portfolio S&P 600 Small Cap ETF	4,421,118
171,163	Vanguard FTSE Developed Markets ETF	7,904,307
64,331	Vanguard FTSE Emerging Markets ETF	2,616,985
19,431	Vanguard S&P 500 ETF	7,913,858
62,462	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	1,745,813
		44,009,742
	FIXED INCOME - 47.7%
64,679	iShares iBoxx $ Investment Grade Corporate Bond ETF	6,994,387
113,384	SPDR Bloomberg Investment Grade Floating Rate ETF	3,479,755
147,611	SPDR Portfolio Short Term Corporate Bond ETF	4,345,668
102,214	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,612,590
44,170	Vanguard Intermediate-Term Treasury ETF	2,591,012
37,579	Vanguard Mortgage-Backed Securities ETF(a)	1,728,258
220,073	Vanguard Short-Term Inflation-Protected Securities ETF	10,435,862
90,128	Vanguard Short-Term Treasury ETF(a)	5,203,090
17,735	Vanguard Total International Bond ETF	866,887
101,064	Xtrackers USD High Yield Corporate Bond ETF(a)	3,486,708
		41,744,217

	TOTAL EXCHANGE-TRADED FUNDS (Cost $84,917,164)	85,753,959

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.5%
	COLLATERAL FOR SECURITIES LOANED - 2.1%
1,826,365	Federated Hermes Government Obligations Fund, Institutional Class, 4.97% (Cost $1,826,365)(b)	1,826,365

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.5% (Continued)
	MONEY MARKET FUNDS - 2.4%
2,129,268	STIT - Government & Agency Portfolio, Institutional Class, 5.06% (Cost $2,129,268)(b)	$2,129,268

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,955,633)	3,955,633

	TOTAL INVESTMENTS - 102.5% (Cost $88,872,797)	$89,709,592
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5)%	(2,189,894)
	NET ASSETS - 100.0%	$87,519,698

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $6,477,391 at June 30, 2023. The loaned securities were secured with cash collateral of $1,826,365 and non-cash collateral of $4,801,778. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.0%
	EQUITY - 30.3%
14,820	FlexShares Global Upstream Natural Resources Index Fund(a)	$593,837
38,937	iShares Global REIT ETF	894,383
5,758	iShares MSCI Emerging Markets ex China ETF	299,301
26,130	SPDR Portfolio S&P 400 Mid Cap ETF	1,199,106
9,809	SPDR Portfolio S&P 500 Growth ETF	598,447
27,662	SPDR Portfolio S&P 500 Value ETF	1,194,998
15,417	SPDR Portfolio S&P 600 Small Cap ETF	598,796
31,982	Vanguard FTSE Developed Markets ETF	1,476,929
7,125	Vanguard FTSE Emerging Markets ETF	289,845
4,386	Vanguard S&P 500 ETF	1,786,330
		8,931,972
	FIXED INCOME - 67.7%
19,022	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,057,039
23,355	JP Morgan Ultra-Short Income ETF	1,171,020
57,427	SPDR Bloomberg Investment Grade Floating Rate ETF	1,762,435
89,944	SPDR Portfolio Short Term Corporate Bond ETF	2,647,951
23,027	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	588,570
24,919	Vanguard Intermediate-Term Treasury ETF	1,461,749
12,878	Vanguard Mortgage-Backed Securities ETF	592,259
99,084	Vanguard Short-Term Inflation-Protected Securities ETF	4,698,564
45,765	Vanguard Short-Term Treasury ETF(a)	2,642,013
24,068	Vanguard Total International Bond ETF	1,176,444
34,486	Xtrackers USD High Yield Corporate Bond ETF(a)	1,189,767
		19,987,811

	TOTAL EXCHANGE-TRADED FUNDS (Cost $29,824,949)	28,919,783

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.0%
	COLLATERAL FOR SECURITIES LOANED - 1.9%
574,250	Federated Hermes Government Obligations Fund, Institutional Class, 4.97% (Cost $574,250)(b)	574,250

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.0% (Continued)
	MONEY MARKET FUNDS - 2.1%
610,071	STIT - Government & Agency Portfolio, Institutional Class, 5.06% (Cost $610,071)(b)	$610,071

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,184,321)	1,184,321

	TOTAL INVESTMENTS - 102.0% (Cost $31,009,270)	$30,104,104
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%	(576,989)
	NET ASSETS - 100.0%	$29,527,115

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $4,098,066 at June 30, 2023. The loaned securities were secured with cash collateral of $574,250 and non-cash collateral of $3,616,337. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.9%
	EQUITY - 85.1%
125,797	FlexShares Global Upstream Natural Resources Index Fund(a)	$5,040,686
219,848	iShares Global REIT ETF	5,049,909
48,081	iShares MSCI Emerging Markets ex China ETF	2,499,250
303,901	SPDR Portfolio S&P 400 Mid Cap ETF	13,946,017
103,709	SPDR Portfolio S&P 500 Growth ETF	6,327,286
146,240	SPDR Portfolio S&P 500 Value ETF	6,317,568
260,709	SPDR Portfolio S&P 600 Small Cap ETF	10,125,938
464,370	Vanguard FTSE Developed Markets ETF	21,444,607
153,655	Vanguard FTSE Emerging Markets ETF	6,250,685
65,076	Vanguard S&P 500 ETF	26,504,153
134,173	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	3,750,135
		107,256,234
	FIXED INCOME - 12.8%
23,013	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,488,626
97,581	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,494,170
26,910	Vanguard Mortgage-Backed Securities ETF	1,237,591
78,587	Vanguard Short-Term Inflation-Protected Securities ETF	3,726,596
43,020	Vanguard Short-Term Treasury ETF	2,483,545
108,536	Xtrackers USD High Yield Corporate Bond ETF(a)	3,744,491
		16,175,019

	TOTAL EXCHANGE-TRADED FUNDS (Cost $114,101,776)	123,431,253

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.6%
	COLLATERAL FOR SECURITIES LOANED - 3.0%
3,773,293	Federated Hermes Government Obligations Fund, Institutional Class, 4.97% (Cost $3,773,293)(b)	3,773,293

	MONEY MARKET FUNDS - 2.6%
3,261,014	STIT - Government & Agency Portfolio, Institutional Class, 5.06% (Cost $3,261,014)(b)	3,261,014

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,034,307)	7,034,307

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	TOTAL INVESTMENTS - 103.5% (Cost $121,136,083)	$130,465,560
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.5)%	(4,356,280)
	NET ASSETS - 100.0%	$126,109,280

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $6,802,298 at June 30, 2023. The loaned securities were secured with cash collateral of $3,773,293 and non-cash collateral of $3,186,708. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.4%
	EQUITY - 65.5%
124,667	FlexShares Global Upstream Natural Resources Index Fund(a)	$4,995,407
217,605	iShares Global REIT ETF	4,998,387
23,824	iShares MSCI Emerging Markets ex China ETF	1,238,372
219,027	SPDR Portfolio S&P 400 Mid Cap ETF	10,051,149
41,110	SPDR Portfolio S&P 500 Growth ETF	2,508,121
86,845	SPDR Portfolio S&P 500 Value ETF	3,751,704
193,749	SPDR Portfolio S&P 600 Small Cap ETF	7,525,211
351,768	Vanguard FTSE Developed Markets ETF	16,244,646
121,817	Vanguard FTSE Emerging Markets ETF	4,955,516
55,253	Vanguard S&P 500 ETF	22,503,441
88,644	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	2,477,600
		81,249,554
	FIXED INCOME - 32.9%
57,365	iShares iBoxx $ Investment Grade Corporate Bond ETF	6,203,451
377,780	SPDR Portfolio Short Term Corporate Bond ETF	11,121,844
96,699	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,471,626
20,896	Vanguard Intermediate-Term Treasury ETF	1,225,759
53,327	Vanguard Mortgage-Backed Securities ETF	2,452,509
156,120	Vanguard Short-Term Inflation-Protected Securities ETF	7,403,210
42,633	Vanguard Short-Term Treasury ETF	2,461,203
25,168	Vanguard Total International Bond ETF(a)	1,230,212
179,264	Xtrackers USD High Yield Corporate Bond ETF(a)	6,184,608
		40,754,422

	TOTAL EXCHANGE-TRADED FUNDS (Cost $116,551,906)	122,003,976

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.9%
	COLLATERAL FOR SECURITIES LOANED - 0.4%
491,161	Federated Hermes Government Obligations Fund, Institutional Class, 4.97% (Cost $491,161)(b)	491,161

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.9% (Continued)
	MONEY MARKET FUNDS - 2.5%
3,102,728	STIT - Government & Agency Portfolio, Institutional Class, 5.06% (Cost $3,102,728)(b)	$3,102,728

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,593,889)	3,593,889

	TOTAL INVESTMENTS - 101.3% (Cost $120,145,795)	$125,597,865
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%	(1,668,999)
	NET ASSETS - 100.0%	$123,928,866

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $2,293,030 at June 30, 2023. The loaned securities were secured with cash collateral of $491,161 and non-cash collateral of $1,853,887. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Aggressive		Balanced	Conservative
	Growth		ETF	ETF
Assets:	ETF Portfolio		Portfolio	Portfolio
Investments in securities, at cost	$108,394,242		$88,872,797	$31,009,270
Investments in securities, at value (Securities on loan $2,279,585, $6,477,391 and $4,098,066, respectively)	$116,043,396		$89,709,592	$30,104,104
Receivable for securities sold	280,007		406,839	128,352
Receivable for Portfolio shares sold	2,319,659		32,091	7,447
Interest and dividends receivable	119,882		38,836	9,006
Total Assets	118,762,944		90,187,358	30,248,909
Liabilities:
Collateral on securities loaned	2,342,746		1,826,365	574,250
Payable for Portfolio shares redeemed	1,172		10,964	6,673
Payable for securities purchased	672,046		796,642	129,407
Accrued investment advisory fees	9,095		7,098	2,409
Accrued distribution (12b-1) fees	22,621		16,996	4,628
Accrued shareholder service fees	—		371	—
Payable to related parties and administrative service fees	11,244		9,224	4,427
Total Liabilities	3,058,924		2,667,660	721,794
Net Assets	$115,704,020		$87,519,698	$29,527,115

Components of Net Assets:
Paid-in capital	$104,953,220		$83,748,281	$28,790,166
Accumulated earnings	10,750,800		3,771,417	736,949
Net Assets	$115,704,020		$87,519,698	$29,527,115

Class 1 Shares:
Net assets	$3,115,638		$8,026,307	$11,550,681
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	171,470		584,707	920,639

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$18.17		$13.73	$12.55

Class 2 Shares:
Net assets	$109,281,341		$72,014,198	$13,230,580
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,110,301		5,481,810	1,066,196

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$17.88		$13.14	$12.41

Investor Class Shares:
Net assets	$3,307,021		$5,909,118	$4,745,840
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	171,898		423,031	373,032

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.24		$13.97	$12.72

Service Class Shares:
Net assets	$20		$1,570,075	$14
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		119,658	1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$17.88	(a)	$13.12	$12.41	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities (Unaudited) (Continued)
June 30, 2023

	Growth		Moderate
	ETF		Growth
Assets:	Portfolio		ETF Portfolio
Investments in securities, at cost	$121,136,083		$120,145,795
Investments in securities, at value (Securities on loan $6,802,298 and $2,293,030, respectively)	$130,465,560		$125,597,865
Receivable for securities sold	131,732		144,022
Receivable for Portfolio shares sold	128,105		18,514
Interest and dividends receivable	113,891		98,306
Total Assets	130,839,288		125,858,707
Liabilities:
Collateral on securities loaned	3,773,293		491,161
Payable for Portfolio shares redeemed	2,464		611,880
Payable for securities purchased	909,694		780,466
Accrued investment advisory fees	10,086		10,009
Accrued distribution (12b-1) fees	23,921		22,975
Accrued shareholder service fees	—		2,711
Payable to related parties and administrative service fees	10,550		10,639
Total Liabilities	4,730,008		1,929,841
Net Assets	$126,109,280		$123,928,866

Components of Net Assets:
Paid-in capital	$113,630,992		$113,175,463
Accumulated earnings	12,478,288		10,753,403
Net Assets	$126,109,280		$123,928,866

Class 1 Shares:
Net assets	$9,188,842		$9,222,190
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	514,419		653,048

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$17.86		$14.12

Class 2 Shares:
Net assets	$114,198,484		$93,048,328
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,560,872		6,889,265

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$17.41		$13.51

Investor Class Shares:
Net assets	$2,721,935		$10,361,044
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	142,528		695,895

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.10		$14.89

Service Class Shares:
Net assets	$19		$11,297,304
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		838,538

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$17.41	(a)	$13.47

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2023

	Aggressive	Balanced	Conservative	Growth	Moderate
	Growth	ETF	ETF	ETF	Growth
	ETF Portfolio	Portfolio	Portfolio	Portfolio	ETF Portfolio
Investment Income:
Dividend income	$962,032	$904,724	$322,293	$1,159,339	$1,279,364
Interest income	52,980	43,138	13,493	59,482	57,792
Securities lending income	13,458	7,810	2,598	14,010	13,976
Total Investment Income	1,028,470	955,672	338,384	1,232,831	1,351,132
Expenses:
Investment advisory fees	50,479	40,712	14,205	56,349	58,755
Distribution fees (12b-1)
Class 2 Shares	117,748	84,249	15,289	127,348	110,986
Investor Shares	6,648	11,453	10,688	5,829	23,028
Shareholder service fees	—	1,964	—	—	16,051
Related parties and administrative service fees	55,152	45,635	19,127	60,940	63,345
Total Expenses	230,027	184,013	59,309	250,466	272,165
Net Investment Income	798,443	771,659	279,075	982,365	1,078,967

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	459,788	(226,140)	93,335	(581,851)	965,027
Net change in unrealized appreciation on:
Investments	8,273,337	4,007,675	839,964	9,380,842	6,317,913
Net Realized and Unrealized Gain on Investments	8,733,125	3,781,535	933,299	8,798,991	7,282,940
Net Increase in Net Assets Resulting from Operations	$9,531,568	$4,553,194	$1,212,374	$9,781,356	$8,361,907

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets

	Aggressive Growth ETF Portfolio			Balanced ETF Portfolio
	Six Months Ended			Six Months Ended
	June 30, 2023	Year Ended		June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022		(Unaudited)	December 31, 2022

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$798,443	$1,388,214		$771,659	$1,639,778
Net realized gain (loss) on investments	459,788	530,675		(226,140)	1,098,285
Net change in unrealized appreciation (depreciation) on investments	8,273,337	(15,578,892)		4,007,675	(10,848,917)
Net increase (decrease) in net assets resulting from operations	9,531,568	(13,660,003)		4,553,194	(8,110,854)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	—	(59,433)		—	(273,101)
Class 2	—	(1,056,353)		—	(1,871,331)
Investor Class	—	(18,905)		—	(100,070)
Service Class	—	(0	) (a)	—	(32,737)
Total distributions to shareholders	—	(1,134,691)		—	(2,277,239)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	430,636	607,298		227,565	1,268,470
Class 2	17,513,280	24,431,535		8,516,856	16,051,793
Investor Class	1,007,009	703,932		2,013,838	2,129,805
Service Class	—	—		363,955	773,626
Reinvestment of distributions
Class 1	—	59,433		—	273,101
Class 2	—	1,056,352		—	1,871,331
Investor Class	—	18,905		—	100,070
Service Class	—	0	(a)	—	32,737
Cost of shares redeemed
Class 1	(1,697,826)	(376,931)		(904,931)	(2,064,366)
Class 2	(1,244,462)	(1,604,144)		(2,485,948)	(2,352,528)
Investor Class	(176,001)	(388,005)		(134,161)	(327,625)
Service Class	—	—		(12,857)	(32,116)
Net increase in net assets from share transactions of beneficial interest	15,832,636	24,508,375		7,584,317	17,724,298
Total Increase In Net Assets	25,364,204	9,713,681		12,137,511	7,336,205

Net Assets:
Beginning of period/year	90,339,816	80,626,135		75,382,187	68,045,982
End of period/year	$115,704,020	$90,339,816		$87,519,698	$75,382,187

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio
	Six Months Ended		Six Months Ended
	June 30, 2023	Year Ended	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022	(Unaudited)	December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	24,783	33,891	16,945	92,165
Shares Reinvested	—	3,502	—	20,879
Shares Redeemed	(95,961)	(22,009)	(67,547)	(150,539)
Net increase (decrease) in shares of beneficial interest outstanding	(71,178)	15,384	(50,602)	(37,495)

Class 2
Shares Sold	1,014,910	1,430,179	664,820	1,215,779
Shares Reinvested	—	63,141	—	149,229
Shares Redeemed	(72,562)	(91,686)	(193,485)	(177,251)
Net increase in shares of beneficial interest outstanding	942,348	1,401,634	471,335	1,187,757

Investor Class
Shares Sold	54,404	39,103	147,104	152,316
Shares Reinvested	—	1,049	—	7,496
Shares Redeemed	(9,354)	(21,133)	(9,748)	(23,185)
Net increase in shares of beneficial interest outstanding	45,050	19,019	137,356	136,627

Service Class
Shares Sold	—	—	28,366	59,542
Shares Reinvested	—	0 (a)	—	2,613
Shares Redeemed	—	—	(1,000)	(2,377)
Net increase in shares of beneficial interest outstanding	—	0 (a)	27,366	59,778

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio			Growth ETF Portfolio
	Six Months Ended			Six Months Ended
	June 30, 2023	Year Ended		June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022		(Unaudited)	December 31, 2022

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$279,075	$649,388		$982,365	$1,772,615
Net realized gain (loss) on investments	93,335	719,268		(581,851)	1,176,556
Distributions of realized gains by underlying investment companies	—	1,770		—	—
Net change in unrealized appreciation (depreciation) on investments	839,964	(4,026,825)		9,380,842	(16,914,295)
Net increase (decrease) in net assets resulting from operations	1,212,374	(2,656,399)		9,781,356	(13,965,124)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	—	(454,463)		—	(163,569)
Class 2	—	(369,474)		—	(1,802,789)
Investor Class	—	(116,541)		—	(28,270)
Service Class	—	(0	) (a)	—	(0	) (a)
Total distributions to shareholders	—	(940,478)		—	(1,994,628)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,654,648	3,461,179		1,314,156	3,794,959
Class 2	2,880,999	4,599,102		14,797,698	29,092,084
Investor Class	764,015	3,447,146		1,015,826	944,914
Reinvestment of distributions
Class 1	—	454,463		—	163,569
Class 2	—	369,474		—	1,802,789
Investor Class	—	116,541		—	28,270
Service Class	—	0	(a)	—	0	(a)
Cost of shares redeemed
Class 1	(2,887,808)	(5,052,123)		(743,653)	(2,218,022)
Class 2	(1,127,003)	(1,390,202)		(1,484,177)	(3,485,267)
Investor Class	(171,519)	(4,748,381)		(376,460)	(809,327)
Net increase in net assets from share transactions of beneficial interest	1,113,332	1,257,199		14,523,390	29,313,969
Total Increase (Decrease) In Net Assets	2,325,706	(2,339,678)		24,304,746	13,354,217

Net Assets:
Beginning of period/year	27,201,409	29,541,087		101,804,534	88,450,317
End of period/year	$29,527,115	$27,201,409		$126,109,280	$101,804,534

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio		Growth ETF Portfolio
	Six Months Ended		Six Months Ended
	June 30, 2023	Year Ended	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022	(Unaudited)	December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	134,320	274,160	76,124	224,386
Shares Reinvested	—	37,652	—	9,783
Shares Redeemed	(234,519)	(400,487)	(43,314)	(127,690)
Net increase (decrease) in shares of beneficial interest outstanding	(100,199)	(88,675)	32,810	106,479

Class 2
Shares Sold	235,984	366,059	883,978	1,720,035
Shares Reinvested	—	30,892	—	110,533
Shares Redeemed	(92,453)	(111,204)	(88,341)	(203,965)
Net increase in shares of beneficial interest outstanding	143,531	285,747	795,637	1,626,603

Investor Class
Shares Sold	60,873	264,502	55,584	51,304
Shares Reinvested	—	9,490	—	1,577
Shares Redeemed	(13,704)	(367,973)	(20,362)	(43,915)
Net increase (decrease) in shares of beneficial interest outstanding	47,169	(93,981)	35,222	8,966

Service Class
Shares Reinvested	—	0 (a)	—	0 (a)
Net increase in shares of beneficial interest outstanding	—	0 (a)	—	0 (a)

(a)	Represents less than one share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio
	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,078,967	$2,210,478
Net realized gain on investments	965,027	1,404,658
Net change in unrealized appreciation (depreciation) on investments	6,317,913	(17,389,326)
Net increase (decrease) in net assets resulting from operations	8,361,907	(13,774,190)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	—	(241,106)
Class 2	—	(2,373,907)
Investor Class	—	(144,895)
Service Class	—	(288,275)
Total distributions to shareholders	—	(3,048,183)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,434,190	2,830,633
Class 2	8,996,216	25,057,822
Investor Class	1,765,589	8,413,904
Service Class	548,494	402,076
Reinvestment of distributions
Class 1	—	241,106
Class 2	—	2,373,907
Investor Class	—	144,895
Service Class	—	288,275
Cost of shares redeemed
Class 1	(1,374,366)	(2,850,772)
Class 2	(10,083,137)	(2,567,138)
Investor Class	(628,479)	(288,168)
Service Class	(371,595)	(865,423)
Net increase in net assets from share transactions of beneficial interest	286,912	33,181,117
Total Increase In Net Assets	8,648,819	16,358,744

Net Assets:
Beginning of period/year	115,280,047	98,921,303
End of period/year	$123,928,866	$115,280,047

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio
	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	104,639	205,285
Shares Reinvested	—	18,033
Shares Redeemed	(100,707)	(202,907)
Net increase in shares of beneficial interest outstanding	3,932	20,411

Class 2
Shares Sold	685,969	1,870,196
Shares Reinvested	—	185,461
Shares Redeemed	(760,598)	(193,955)
Net increase (decrease) in shares of beneficial interest outstanding	(74,629)	1,861,702

Investor Class
Shares Sold	122,128	575,599
Shares Reinvested	—	10,247
Shares Redeemed	(43,391)	(20,400)
Net increase in shares of beneficial interest outstanding	78,737	565,446

Service Class
Shares Sold	41,479	30,975
Shares Reinvested	—	22,557
Shares Redeemed	(28,445)	(65,256)
Net increase (decrease) in shares of beneficial interest outstanding	13,034	(11,724)

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$16.51		$19.88	$16.72	$15.18	$12.88	$14.94
Income (loss) from investment operations:
Net investment income (a)(b)	0.13		0.32	0.35	0.24	0.33	0.32
Net realized and unrealized gain (loss) on investments	1.53		(3.44)	2.93	1.65	2.78	(1.69)
Total income (loss) from investment operations	1.66		(3.12)	3.28	1.89	3.11	(1.37)
Less distributions from:
Net investment income	—		(0.24)	(0.12)	(0.21)	(0.24)	(0.16)
Net realized gain	—		(0.01)	—	(0.14)	(0.57)	(0.53)
Total distributions	—		(0.25)	(0.12)	(0.35)	(0.81)	(0.69)
Net asset value, end of period/year	$18.17		$16.51	$19.88	$16.72	$15.18	$12.88
Total return (c)	10.05	% (e)	(15.74)%	19.66%	12.92%	24.70%	(9.60)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$3,116		$4,007	$4,517	$3,058	$2,199	$1,517
Ratio of expenses to average net assets (d)	0.21	% (f)	0.21%	0.22%	0.23%	0.25%	0.22%
Ratio of net investment income to average net assets (b)(d)	1.51	% (f)	1.87%	1.86%	1.68%	2.28%	2.17%
Portfolio turnover rate	8	% (e)	9%	9%	23%	46%	39%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$16.28		$19.60	$16.52	$15.01	$12.75	$14.81
Income (loss) from investment operations:
Net investment income (a)(b)	0.14		0.29	0.32	0.22	0.28	0.26
Net realized and unrealized gain (loss) on investments	1.46		(3.40)	2.87	1.61	2.76	(1.65)
Total income (loss) from investment operations	1.60		(3.11)	3.19	1.83	3.04	(1.39)
Less distributions from:
Net investment income	—		(0.20)	(0.11)	(0.18)	(0.21)	(0.14)
Net realized gain	—		(0.01)	—	(0.14)	(0.57)	(0.53)
Total distributions	—		(0.21)	(0.11)	(0.32)	(0.78)	(0.67)
Net asset value, end of period/year	$17.88		$16.28	$19.60	$16.52	$15.01	$12.75
Total return (c)	9.83	% (e)	(15.88)%	19.31%	12.68%	24.37%	(9.88)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$109,281		$84,109	$73,834	$33,897	$18,077	$13,452
Ratio of expenses to average net assets (d)	0.46	% (f)	0.46%	0.47%	0.48%	0.50%	0.47%
Ratio of net investment income to average net assets (b)(d)	1.59	% (f)	1.70%	1.73%	1.56%	1.99%	1.80%
Portfolio turnover rate	8	% (e)	9%	9%	23%	46%	39%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$17.53		$21.10	$17.79	$16.18	$13.75	$14.81
Income (loss) from investment operations:
Net investment income (a)(b)	0.13		0.25	0.33	0.19	0.38	0.23
Net realized and unrealized gain (loss) on investments	1.58		(3.65)	3.07	1.74	2.86	(0.62)
Total income (loss) from investment operations	1.71		(3.40)	3.40	1.93	3.24	(0.39)
Less distributions from:
Net investment income	—		(0.16)	(0.09)	(0.18)	(0.24)	(0.14)
Net realized gain	—		(0.01)	—	(0.14)	(0.57)	(0.53)
Total distributions	—		(0.17)	(0.09)	(0.32)	(0.81)	(0.67)
Net asset value, end of period/year	$19.24		$17.53	$21.10	$17.79	$16.18	$13.75
Total return (c)	9.75	% (f)	(16.14)%	19.11%	12.34%	24.06%	(10.22)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$3,307		$2,223	$2,275	$1,010	$624	$20
Ratio of expenses to average net assets (d)	0.71	% (g)	0.71%	0.72%	0.73%	0.75%	0.72%
Ratio of net investment income to average net assets (b)(d)	1.40	% (g)	1.38%	1.61%	1.26%	2.47%	1.55%
Portfolio turnover rate	8	% (f)	9%	9%	23%	46%	39%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Not annualized.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Service Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of period/year	$16.28		$19.60	$16.52	$15.01	$14.76
Income (loss) from investment operations:
Net investment income (b)(c)	0.15		0.35	0.36	0.00 (h)	0.00	(h)
Net realized and unrealized gain (loss) on investments	1.45		(3.46)	2.83	1.83	1.03
Total income (loss) from investment operations	1.60		(3.11)	3.19	1.83	1.03
Less distributions from:
Net investment income	—		(0.20)	(0.11)	(0.18)	(0.21)
Net realized gain	—		(0.01)	—	(0.14)	(0.57)
Total distributions	—		(0.21)	(0.11)	(0.32)	(0.78)
Net asset value, end of period/year (d)	$17.88		$16.28	$19.60	$16.52	$15.01
Total return (e)	9.83	% (i)	(15.88)%	19.31%	12.68%	7.42%
Ratios and Supplemental Data:
Net assets, end of period/year (f)	$20		$18	$21	$18	$16
Ratio of expenses to average net assets (g)	0.51	% (j)	0.51%	0.52%	0.53%	0.55	% (j)
Ratio of net investment income to average net assets (c)(g)	0.90	% (j)	2.03%	1.41%	1.06%	2.27	% (j)
Portfolio turnover rate	8	% (i)	9%	9%	23%	46%

(a)	The Aggressive Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Not annualized.

(j)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$12.96		$15.04	$13.81	$12.91		$11.53	$12.58
Income (loss) from investment operations:
Net investment income (a)(b)	0.14		0.33	0.33	0.22		0.32	0.32
Net realized and unrealized gain (loss) on investments	0.63		(1.98)	1.04	0.87		1.53	(0.98)
Total income (loss) from investment operations	0.77		(1.65)	1.37	1.09		1.85	(0.66)
Less distributions from:
Net investment income	—		(0.23)	(0.14)	(0.19)		(0.22)	(0.17)
Net realized gain	—		(0.20)	—	(0.00	) (e)	(0.25)	(0.22)
Total distributions	—		(0.43)	(0.14)	(0.19)		(0.47)	(0.39)
Net asset value, end of period/year	$13.73		$12.96	$15.04	$13.81		$12.91	$11.53
Total return (c)	5.94	% (e)	(10.99)%	9.97%	8.62%		16.26%	(5.38)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$8,026		$8,234	$10,116	$8,045		$6,764	$5,009
Ratio of expenses to average net assets (d)	0.21	% (f)	0.21%	0.22%	0.21%		0.24%	0.22%
Ratio of net investment income to average net assets (b)(d)	2.09	% (f)	2.44%	2.23%	1.71%		2.56%	2.59%
Portfolio turnover rate	11	% (e)	12%	13%	23%		37%	45%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

(f)	Not annualized.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$12.42		$14.43	$13.28	$12.43		$11.13	$12.17
Income (loss) from investment operations:
Net investment income (a)(b)	0.12		0.31	0.29	0.19		0.28	0.28
Net realized and unrealized gain (loss) on investments	0.60		(1.92)	0.99	0.83		1.47	(0.95)
Total income (loss) from investment operations	0.72		(1.61)	1.28	1.02		1.75	(0.67)
Less distributions from:
Net investment income	—		(0.20)	(0.13)	(0.17)		(0.20)	(0.15)
Net realized gain	—		(0.20)	—	(0.00	) (e)	(0.25)	(0.22)
Total distributions	—		(0.40)	(0.13)	(0.17)		(0.45)	(0.37)
Net asset value, end of period/year	$13.14		$12.42	$14.43	$13.28		$12.43	$11.13
Total return (c)	5.80	% (f)	(11.15)%	9.62%	8.40%		15.93%	(5.62)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$72,014		$62,226	$55,173	$32,802		$18,536	$12,444
Ratio of expenses to average net assets (d)	0.46	% (g)	0.46%	0.47%	0.46%		0.49%	0.47%
Ratio of net investment income to average net assets (b)(d)	1.88	% (g)	2.34%	2.06%	1.55%		2.35%	2.35%
Portfolio turnover rate	11	% (f)	12%	13%	23%		37%	45%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

(f)	Not annualized.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$13.22		$15.35	$14.13	$13.25		$11.87	$12.16
Income (loss) from investment operations:
Net investment income (a)(b)	0.12		0.31	0.31	0.15		0.44	0.25
Net realized and unrealized gain (loss) on investments	0.63		(2.06)	1.01	0.90		1.41	(0.17)
Total income (loss) from investment operations	0.75		(1.75)	1.32	1.05		1.85	0.08
Less distributions from:
Net investment income	—		(0.18)	(0.10)	(0.17)		(0.22)	(0.15)
Net realized gain	—		(0.20)	—	(0.00	) (e)	(0.25)	(0.22)
Total distributions	—		(0.38)	(0.10)	(0.17)		(0.47)	(0.37)
Net asset value, end of period/year	$13.97		$13.22	$15.35	$14.13		$13.25	$11.87
Total return (c)	5.67	% (g)	(11.41)%	9.34%	8.09%		15.78%	(5.81)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$5,909		$3,777	$2,288	$1,044		$1,017	$26
Ratio of expenses to average net assets (d)	0.71	% (h)	0.71%	0.72%	0.72%		0.74%	0.72%
Ratio of net investment income to average net assets (b)(d)	1.73	% (h)	2.26%	2.09%	1.18%		3.35%	2.10%
Portfolio turnover rate	11	% (g)	12%	13%	23%		37%	45%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

(g)	Not Annualized

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Service Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019 (a)

Net asset value, beginning of period/year	$12.41		$14.43	$13.28	$12.43		$12.16
Income (loss) from investment operations:
Net investment income (b)(c)	0.12		0.33	0.42	0.00	(g)	0.00	(g)
Net realized and unrealized gain (loss) on investments	0.59		(1.95)	0.85	1.02		0.72
Total income (loss) from investment operations	0.71		(1.62)	1.27	1.02		0.72
Less distributions from:
Net investment income	—		(0.20)	(0.12)	(0.17)		(0.20)
Net realized gain	—		(0.20)	—	(0.00	) (g)	(0.25)
Total distributions	—		(0.40)	(0.12)	(0.17)		(0.45)
Net asset value, end of period/year	$13.12		$12.41	$14.43	$13.28	(h)	$12.43	(h)
Total return (d)	5.72	% (i)	(11.22)%	9.62%	8.40%		6.18%
Ratios and Supplemental Data:
Net assets, end of period/year (e)	$1,570,075		$1,145,101	$469,051	$14		$13
Ratio of expenses to average net assets (f)	0.51	% (j)	0.51%	0.52%	0.52%		0.54	% (j)
Ratio of net investment income to average net assets (c)(f)	0.94	% (j)	2.60%	2.95%	0.98%		3.15	% (j)
Portfolio turnover rate	11	% (i)	12%	13%	23%		37%

(a)	The Balanced ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Amount represents less than $0.01 per share.

(h)	NAV does not recalculate due to rounding of net assets.

(i)	Not annualized

(j)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$12.01		$13.63	$12.89	$12.26	$11.28	$11.91
Income (loss) from investment operations:
Net investment income (a)(b)	0.13		0.32	0.28	0.19	0.29	0.29
Net realized and unrealized gain (loss) on investments	0.41		(1.49)	0.59	0.68	1.06	(0.57)
Total income (loss) from investment operations	0.54		(1.17)	0.87	0.87	1.35	(0.28)
Less distributions from:
Net investment income	—		(0.25)	(0.13)	(0.22)	(0.24)	(0.17)
Net realized gain	—		(0.20)	—	(0.02)	(0.13)	(0.18)
Total distributions	—		(0.45)	(0.13)	(0.24)	(0.37)	(0.35)
Net asset value, end of period/year	$12.55		$12.01	$13.63	$12.89	$12.26	$11.28
Total return (c)	4.50	% (e)	(8.60)%	6.74%	7.23%	12.03%	(2.48)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$11,551		$12,255	$15,125	$11,103	$9,525	$7,506
Ratio of expenses to average net assets (d)	0.23	% (f)	0.24%	0.24%	0.25%	0.28%	0.23%
Ratio of net investment income to average net assets (b)(d)	2.13	% (f)	2.46%	2.12%	1.60%	2.43%	2.44%
Portfolio turnover rate	12	% (e)	35%	8%	28%	28%	47%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$11.89		$13.51	$12.79	$12.17	$11.21	$11.85
Income (loss) from investment operations:
Net investment income (a)(b)	0.12		0.31	0.24	0.17	0.27	0.26
Net realized and unrealized gain (loss) on investments	0.40		(1.50)	0.58	0.67	1.03	(0.57)
Total income (loss) from investment operations	0.52		(1.19)	0.82	0.84	1.30	(0.31)
Less distributions from:
Net investment income	—		(0.23)	(0.10)	(0.20)	(0.21)	(0.15)
Net realized gain	—		(0.20)	—	(0.02)	(0.13)	(0.18)
Total distributions	—		(0.43)	(0.10)	(0.22)	(0.34)	(0.33)
Net asset value, end of period/year	$12.41		$11.89	$13.51	$12.79	$12.17	$11.21
Total return (c)	4.37	% (e)	(8.85)%	6.45%	7.04%	11.70%	(2.68)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$13,231		$10,969	$8,605	$6,662	$4,618	$3,218
Ratio of expenses to average net assets (d)	0.48	% (f)	0.49%	0.49%	0.50%	0.53%	0.48%
Ratio of net investment income to average net assets (b)(d)	1.91	% (f)	2.44%	1.83%	1.36%	2.27%	2.18%
Portfolio turnover rate	12	% (e)	35%	8%	28%	28%	47%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$12.20		$13.84	$13.14	$12.54	$11.60	$11.84
Income (loss) from investment operations:
Net investment income (a)(b)	0.10		0.22	0.27	0.19	0.34	0.23
Net realized and unrealized gain (loss) on investments	0.42		(1.48)	0.55	0.64	0.97	(0.14)
Total income (loss) from investment operations	0.52		(1.26)	0.82	0.83	1.31	0.09
Less distributions from:
Net investment income	—		(0.18)	(0.12)	(0.21)	(0.24)	(0.15)
Net realized gain	—		(0.20)	—	(0.02)	(0.13)	(0.18)
Total distributions	—		(0.38)	(0.12)	(0.23)	(0.37)	(0.33)
Net asset value, end of period/year	$12.72		$12.20	$13.84	$13.14	$12.54	$11.60
Total return (c)	4.26	% (f)	(9.12)%	6.27%	6.68%	11.35%	(2.59)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$4,746		$3,977	$5,811	$880	$295	$12 (e)
Ratio of expenses to average net assets (d)	0.73	% (g)	0.74%	0.74%	0.75%	0.78%	0.73%
Ratio of net investment income to average net assets (b)(d)	1.66	% (g)	1.73%	1.97%	1.52%	2.75%	1.96%
Portfolio turnover rate	12	% (f)	35%	8%	28%	28%	47%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Actual net assets, not truncated.

(f)	Not annualized

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Service Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of period/year	$11.89		$13.51	$12.79	$12.17	$11.93
Income (loss) from investment operations:
Net investment income (b)(c)	0.12		0.33	0.30	0.00 (h)	0.00	(h)
Net realized and unrealized gain (loss) on investments	0.40		(1.52)	0.52	0.84	0.58
Total income (loss) from investment operations	0.52		(1.19)	0.82	0.84	0.58
Less distributions from:
Net investment income	—		(0.23)	(0.10)	(0.20)	(0.21)
Net realized gain	—		(0.20)	—	(0.02)	(0.13)
Total distributions	—		(0.43)	(0.10)	(0.22)	(0.34)
Net asset value, end of period/year (d)	$12.41		$11.89	$13.51	$12.79	$12.17
Total return (e)	4.37	% (i)	(8.85)%	6.45%	7.04%	4.94%
Ratios and Supplemental Data:
Net assets, end of period/year (f)	$14		$13	$14	$13	$13
Ratio of expenses to average net assets (g)	0.53	% (j)	0.54%	0.54%	0.55%	0.58	% (j)
Ratio of net investment income to average net assets (c)(g)	0.97	% (j)	2.63%	1.77%	1.32%	2.55	% (j)
Portfolio turnover rate	12	% (i)	35%	8%	28%	28%

(a)	The Conservative ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Not annualized

(j)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$16.36		$19.56	$16.88	$15.43	$13.29	$15.35
Income (loss) from investment operations:
Net investment income (a)(b)	0.16		0.37	0.40	0.25	0.37	0.35
Net realized and unrealized gain (loss) on investments	1.34		(3.21)	2.44	1.53	2.54	(1.61)
Total income (loss) from investment operations	1.50		(2.84)	2.84	1.78	2.91	(1.26)
Less distributions from:
Net investment income	—		(0.26)	(0.16)	(0.24)	(0.26)	(0.20)
Net realized gain	—		(0.10)	—	(0.09)	(0.51)	(0.60)
Total distributions	—		(0.36)	(0.16)	(0.33)	(0.77)	(0.80)
Net asset value, end of period/year	$17.86		$16.36	$19.56	$16.88	$15.43	$13.29
Total return (c)	9.17	% (e)	(14.55)%	16.89%	11.92%	22.36%	(8.57)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$9,189		$7,881	$7,336	$5,487	$4,834	$3,664
Ratio of expenses to average net assets (d)	0.21	% (f)	0.21%	0.21%	0.22%	0.23%	0.21%
Ratio of net investment income to average net assets (b)(d)	1.94	% (f)	2.16%	2.13%	1.72%	2.47%	2.31%
Portfolio turnover rate	7	% (e)	11%	10%	27%	49%	43%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2023		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$15.96		$19.10		$16.52	$15.14	$13.06	$15.11
Income (loss) from investment operations:
Net investment income (a)(b)	0.15		0.32		0.35	0.23	0.33	0.32
Net realized and unrealized gain (loss) on investments	1.30		(3.13)		2.37	1.48	2.50	(1.59)
Total income (loss) from investment operations	1.45		(2.81)		2.72	1.71	2.83	(1.27)
Less distributions from:
Net investment income	—		(0.23)		(0.14)	(0.24)	(0.24)	(0.18)
Net realized gain	—		(0.10)		—	(0.09)	(0.51)	(0.60)
Total distributions	—		(0.33)		(0.14)	(0.33)	(0.75)	(0.78)
Net asset value, end of period/year	$17.41		$15.96		$19.10	$16.52	$15.14	$13.06
Total return (c)	9.02	% (f)	(14.76	)% (e)	16.52%	11.67%	22.07%	(8.78)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$114,198		$92,042		$79,054	$47,067	$29,405	$20,228
Ratio of expenses to average net assets (d)	0.46	% (g)	0.46%		0.46%	0.47%	0.48%	0.46%
Ratio of net investment income to average net assets (b)(d)	1.73	% (g)	1.92%		1.92%	1.59%	2.25%	2.12%
Portfolio turnover rate	7	% (f)	11%		10%	27%	49%	43%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Not annualized.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$17.54		$20.95	$18.10	$16.49	$14.23	$15.11
Income (loss) from investment operations:
Net investment income (a)(b)	0.16		0.29	0.42	0.17	0.34	0.28
Net realized and unrealized gain (loss) on investments	1.40		(3.42)	2.53	1.66	2.69	(0.38)
Total income (loss) from investment operations	1.56		(3.13)	2.95	1.83	3.03	(0.10)
Less distributions from:
Net investment income	—		(0.18)	(0.10)	(0.13)	(0.26)	(0.18)
Net realized gain	—		(0.10)	—	(0.09)	(0.51)	(0.60)
Total distributions	—		(0.28)	(0.10)	(0.22)	(0.77)	(0.78)
Net asset value, end of period/year	$19.10		$17.54	$20.95	$18.10	$16.49	$14.23
Total return (c)	8.89	% (f)	(14.95)%	16.30%	11.36%	21.72%	(8.92)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$2,722		$1,882	$2,060	$694	$1,044	$34
Ratio of expenses to average net assets (d)	0.71	% (g)	0.71%	0.71%	0.72%	0.73%	0.71%
Ratio of net investment income to average net assets (b)(d)	1.60	% (g)	1.55%	2.06%	1.12%	2.14%	1.87%
Portfolio turnover rate	7	% (f)	11%	10%	27%	49%	43%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Not annualized.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Service Class Shares
	Six Months Ended
	June 30, 2023		Year Ended		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of period/year	$15.96		$19.10		$16.52	$15.14	$14.88
Income (loss) from investment operations:
Net investment income (b)(c)	0.18		0.39		0.39	0.00 (h)	0.00	(h)
Net realized and unrealized gain (loss) on investments	1.27		(3.20)		2.33	1.71	1.01
Total income (loss) from investment operations	1.45		(2.81)		2.72	1.71	1.01
Less distributions from:
Net investment income	—		(0.23)		(0.14)	(0.24)	(0.24)
Net realized gain	—		(0.10)		—	(0.09)	(0.51)
Total distributions	—		(0.33)		(0.14)	(0.33)	(0.75)
Net asset value, end of period/year (d)	$17.41		$15.96		$19.10	$16.52	$15.14
Total return (e)	9.02	% (j)	(14.76	)%(i)	16.52%	11.67%	7.16%
Ratios and Supplemental Data:
Net assets, end of period/year (f)	$19		$18		$21	$18	$16
Ratio of expenses to average net assets (g)	0.51	% (k)	0.51%		0.51%	0.52%	0.53	% (k)
Ratio of net investment income to average net assets (c)(g)	1.08	% (k)	2.29%		1.86%	0.92%	1.94	% (k)
Portfolio turnover rate	7	% (j)	11%		10%	27%	49%

(a)	The Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Not annualized.

(k)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$13.16		$15.51	$13.87	$12.74	$11.13	$12.40
Income (loss) from investment operations:
Net investment income (a)(b)	0.14		0.32	0.32	0.22	0.32	0.31
Net realized and unrealized gain (loss) on investments	0.82		(2.27)	1.49	1.13	1.79	(1.10)
Total income (loss) from investment operations	0.96		(1.95)	1.81	1.35	2.11	(0.79)
Less distributions from:
Net investment income	—		(0.23)	(0.17)	(0.20)	(0.22)	(0.17)
Net realized gain	—		(0.17)	—	(0.02)	(0.28)	(0.31)
Total distributions	—		(0.40)	(0.17)	(0.22)	(0.50)	(0.48)
Net asset value, end of period/year	$14.12		$13.16	$15.51	$13.87	$12.74	$11.13
Total return (c)	7.29	% (e)	(12.66)%	13.12%	10.83%	19.14%	(6.60)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$9,222		$8,544	$9,750	$8,334	$8,793	$6,797
Ratio of expenses to average net assets (d)	0.21	% (f)	0.21%	0.21%	0.20%	0.23%	0.21%
Ratio of net investment income to average net assets (b)(d)	2.10	% (f)	2.29%	2.14%	1.77%	2.64%	2.51%
Portfolio turnover rate	14	% (e)	11%	12%	27%	39%	33%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$12.60		$14.88	$13.33	$12.26	$10.73	$11.99
Income (loss) from investment operations:
Net investment income (a)(b)	0.13		0.28	0.28	0.20	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.78		(2.19)	1.42	1.07	1.72	(1.08)
Total income (loss) from investment operations	0.91		(1.91)	1.70	1.27	2.01	(0.80)
Less distributions from:
Net investment income	—		(0.20)	(0.15)	(0.18)	(0.20)	(0.15)
Net realized gain	—		(0.17)	—	(0.02)	(0.28)	(0.31)
Total distributions	—		(0.37)	(0.15)	(0.20)	(0.48)	(0.46)
Net asset value, end of period/year	$13.51		$12.60	$14.88	$13.33	$12.26	$10.73
Total return (c)	7.22	% (e)	(12.90)%	12.82%	10.60%	18.91%	(6.89)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$93,048		$87,770	$75,899	$51,819	$31,364	$19,842
Ratio of expenses to average net assets (d)	0.46	% (f)	0.46%	0.46%	0.45%	0.48%	0.46%
Ratio of net investment income to average net assets (b)(d)	1.83	% (f)	2.14%	1.97%	1.66%	2.48%	2.32%
Portfolio turnover rate	14	% (e)	11%	12%	27%	39%	33%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018

Net asset value, beginning of period/year	$13.91		$16.40	$14.69	$13.54	$11.86	$11.98
Income (loss) from investment operations:
Net investment income (a)(b)	0.12		0.34	0.33	0.17	0.49	0.25
Net realized and unrealized gain (loss) on investments	0.86		(2.48)	1.51	1.19	1.68	0.09
Total income (loss) from investment operations	0.98		(2.14)	1.84	1.36	2.17	0.34
Less distributions from:
Net investment income	—		(0.18)	(0.13)	(0.19)	(0.21)	(0.15)
Net realized gain	—		(0.17)	—	(0.02)	(0.28)	(0.31)
Total distributions	—		(0.35)	(0.13)	(0.21)	(0.49)	(0.46)
Net asset value, end of period/year	$14.89		$13.91	$16.40	$14.69	$13.54	$11.86
Total return (c)	7.05	% (e)	(13.07)%	12.57%	10.24%	18.52%	(6.50)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$10,361		$8,585	$848	$323	$237	$11
Ratio of expenses to average net assets (d)	0.71	% (f)	0.71%	0.71%	0.70%	0.73%	0.71%
Ratio of net investment income to average net assets (b)(d)	1.65	% (f)	2.34%	2.07%	1.33%	3.75%	2.07%
Portfolio turnover rate	14	% (e)	11%	12%	27%	39%	33%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period/year indicated.

	Service Class Shares
	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of period/year	$12.58		$14.84	$13.28	$12.24	$11.97
Income (loss) from investment operations:
Net investment income (b)(c)	0.11		0.27	0.26	0.17	0.36
Net realized and unrealized gain (loss) on investments	0.78		(2.17)	1.43	1.08	0.40
Total income (loss) from investment operations	0.89		(1.90)	1.69	1.25	0.76
Less distributions from:
Net investment income	—		(0.19)	(0.13)	(0.19)	(0.21)
Net realized gain	—		(0.17)	—	(0.02)	(0.28)
Total distributions	—		(0.36)	(0.13)	(0.21)	(0.49)
Net asset value, end of period/year	$13.47		$12.58	$14.84	$13.28	$12.24
Total return (d)	7.07	% (f)	(12.86)%	12.80%	10.48%	6.60%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$11,297		$10,381	$12,425	$11,834	$11,619
Ratio of expenses to average net assets (e)	0.51	% (g)	0.51%	0.51%	0.50%	0.53	% (g)
Ratio of net investment income to average net assets (c)(e)	0.89	% (g)	1.97%	1.78%	1.48%	4.45	% (g)
Portfolio turnover rate	14	% (f)	11%	12%	27%	39%

(a)	The Moderate Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Not annualized.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited)
June 30, 2023

1.	ORGANIZATION

The TOPS® ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of five different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Aggressive Growth ETF Portfolio	Capital appreciation.
Balanced ETF Portfolio	Income and capital appreciation.
Conservative ETF Portfolio	Preserve capital and provide moderate income and moderate capital appreciation.
Growth ETF Portfolio	Capital appreciation.
Moderate Growth ETF Portfolio	Capital appreciation.

The Portfolios currently offer four classes of shares: Class 1 Shares, Class 2 Shares, Investor Class Shares and Service Class Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Funds of Funds – The Portfolios may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolios’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2023 for each Portfolio’s investments measured at fair value:

Aggressive Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$111,070,701	$—	$—	$111,070,701
Short-Term Investments	4,972,695	—	—	4,972,695
Total	$116,043,396	$—	$—	$116,043,396

Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$85,753,959	$—	$—	$85,753,959
Short-Term Investments	3,955,633	—	—	3,955,633
Total	$89,709,592	$—	$—	$89,709,592

Conservative ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$28,919,783	$—	$—	$28,919,783
Short-Term Investments	1,184,321	—	—	1,184,321
Total	$30,104,104	$—	$—	$30,104,104

Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$123,431,253	$—	$—	$123,431,253
Short-Term Investments	7,034,307	—	—	7,034,307
Total	$130,465,560	$—	$—	$130,465,560

Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$122,003,976	$—	$—	$122,003,976
Short-Term Investments	3,593,889	—	—	3,593,889
Total	$125,597,865	$—	$—	$125,597,865

The Portfolios did not hold any Level 2 or 3 securities during the six months ended June 30, 2023.

*	Refer to the Schedules of Investments for security classifications.

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 through December 31, 2022 or expected to be taken in the Portfolios’ December 31, 2023 year-end tax returns. Each Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans - The Portfolios have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Portfolios are authorized to loan securities to the Borrower. In exchange, the Portfolios receive cash and securities as collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Securities received as collateral are U.S. government securities; securities received as collateral, if any, are not recognized as portfolios assets. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them.

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Portfolio. Each Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Portfolio is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Portfolios’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2023:

				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities *
			Net Amounts of
		Gross Amounts	Assets Presented
		Offset in the	in the
	Gross Amounts	Statements of	Statements of	Financial
	of Recognized	Assets &	Assets &	Instruments	Cash Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Received	Received	Assets

Aggressive Growth ETF Portfolio
Description:
Securities Loaned	$2,279,585	$—	$2,279,585	$—	$2,279,585	$—
Total	$2,279,585	$—	$2,279,585	$—	$2,279,585	$—

Balanced ETF Portfolio
Description:
Securities Loaned	$6,477,391	$—	$6,477,391	$4,801,778	$1,675,613	$—
Total	$6,477,391	$—	$6,477,391	$4,801,778	$1,675,613	$—

Conservative ETF Portfolio
Description:
Securities Loaned	$4,098,066	$—	$4,098,066	$3,616,337	$481,729	$—
Total	$4,098,066	$—	$4,098,066	$3,616,337	$481,729	$—

Growth ETF Portfolio
Description:
Securities Loaned	$6,802,298	$—	$6,802,298	$3,186,708	$3,615,590	$—
Total	$6,802,298	$—	$6,802,298	$3,186,708	$3,615,590	$—

Moderate Growth ETF Portfolio
Description:
Securities Loaned	$2,293,030	$—	$2,293,030	$1,853,887	$439,143	$—
Total	$2,293,030	$—	$2,293,030	$1,853,887	$439,143	$—

*	The amount is limited to the securities loaned asset balance and accordingly, does not include excess collateral pledged.

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

The following table breaks out the holdings received as collateral as of June 30, 2023:

Securities Lending Transactions
Overnight and Continuous
Aggressive Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$2,342,746

Balanced ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$1,826,365

Conservative ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$574,250

Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$3,773,293

Moderate Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$491,161

The fair value of the securities loaned for the Aggressive Growth ETF Portfolio, Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio totaled $2,279,585, $6,477,391, $4,098,066, $6,802,298 and $2,293,030, as of June 30, 2023, respectively. The securities loaned are noted in the Schedules of Investments. The fair value of the “collateral for securities loaned” on each Schedule of Investments includes only cash collateral received and reinvested that totaled $2,342,746, $1,826,365, $574,250, $3,773,293 and $491,161 for the Aggressive Growth ETF Portfolio, Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio as of June 30, 2023, respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” At June 30, 2023, the Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio received non-cash collateral of $4,801,778, $3,616,337, $3,186,708 and $1,853,887, respectively. The Aggressive Growth ETF Portfolio did not receive non-cash collateral as of June 30, 2023. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of a Portfolio at the Portfolio’s custodian. A Portfolio cannot pledge or resell the collateral.

3.       INVESTMENT TRANSACTIONS

For the six months ended June 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Aggressive Growth ETF Portfolio	$21,298,302	$7,878,795
Balanced ETF Portfolio	17,013,783	8,868,773
Conservative ETF Portfolio	4,567,068	3,232,255
Growth ETF Portfolio	23,116,790	8,250,708
Moderate Growth ETF Portfolio	20,645,712	16,778,607

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management LLC as the Portfolios’ sub-advsior (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.10% of each Portfolio’s average daily net assets. For the six months ended June 30, 2023, the Portfolios paid the following in advisory fees.

Fund	Advisory Fees
Aggressive Growth ETF Portfolio	$50,479
Balanced ETF Portfolio	40,712
Conservative ETF Portfolio	14,205
Growth ETF Portfolio	56,349
Moderate Growth ETF Portfolio	58,755

The Trust, on behalf of the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 shares and Investor Class shares. The fee is calculated at an annual rate of 0.25% and 0.50% of the average daily net assets attributable to each Portfolio’s Class 2 shares and Investor Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2023, the Portfolios paid the following in distribution fees under the Plan.

Fund	Distribution Fees
Aggressive Growth ETF Portfolio	$124,396
Balanced ETF Portfolio	95,702
Conservative ETF Portfolio	25,977
Growth ETF Portfolio	133,177
Moderate Growth ETF Portfolio	134,014

Service Class shares also include shareholder servicing and administrative fees for Balanced ETF Portfolio and Moderate Growth ETF Portfolio Fund in the amounts of $1,964 and $16,051, respectively.

In addition, certain affiliates of the Distributor provide services to the Portfolios as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, each Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the six months ended June 30, 2023, the Trustees received fees in the amount of $9,218 on behalf of each Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are also Officers of UFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from UFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio were as follows:

Aggressive Growth ETF Portfolio
Pruco Life Insurance Company	83%

Balanced ETF Portfolio
Pruco Life Insurance Company	69%

Conservative ETF Portfolio
Members Life Insurance Company	37%
Pruco Life Insurance Company	35%

Growth ETF Portfolio
Pruco Life Insurance Company	81%

Moderate Growth ETF Portfolio
Pruco Life Insurance Company	56%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The table below represents aggregate cost for federal tax purposes for the Portfolios as of June 30, 2023 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Tax Net
	Cost for			Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Purposes	Appreciation	Depreciation	(Depreciation)
Aggressive Growth ETF Portfolio	$108,586,141	$9,102,983	$(1,645,728)	$7,457,255
Balanced ETF Portfolio	89,310,739	4,595,128	(4,196,275)	398,853
Conservative ETF Portfolio	31,173,674	519,676	(1,589,246)	(1,069,570)
Growth ETF Portfolio	121,590,072	11,955,177	(3,079,689)	8,875,488
Moderate Growth ETF Portfolio	120,747,441	9,573,180	(4,722,756)	4,850,424

TOPS® ETF Portfolios
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

The tax character of the Portfolios’ distributions paid for the years ended December 31, 2022 and December 31, 2021 was as follows:

For the year ended December 31, 2022:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$1,075,485	$59,206	$1,134,691
Balanced ETF Portfolio	1,208,327	1,068,912	2,277,239
Conservative ETF Portfolio	554,504	385,974	940,478
Growth ETF Portfolio	1,408,403	586,225	1,994,628
Moderate Growth ETF Portfolio	1,728,293	1,319,890	3,048,183

For the year ended December 31, 2021:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$468,981	$—	$468,981
Balanced ETF Portfolio	575,802	—	575,802
Conservative ETF Portfolio	255,030	—	255,030
Growth ETF Portfolio	717,780	—	717,780
Moderate Growth ETF Portfolio	1,023,350	—	1,023,350

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Aggressive Growth ETF Portfolio	$1,388,633	$646,681	$—	$—	$—	$(816,082)	$1,219,232
Balanced ETF Portfolio	1,639,324	1,187,721	—	—	—	(3,608,822)	(781,777)
Conservative ETF Portfolio	649,264	784,845	—	—	—	(1,909,534)	(475,425)
Growth ETF Portfolio	1,772,695	1,429,591	—	—	—	(505,354)	2,696,932
Moderate Growth ETF Portfolio	2,210,412	1,648,573	—	—	—	(1,467,489)	2,391,496

The difference between book basis and tax basis accumulated net realized gains/ losses and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TOPS® ETF Portfolios
Expense Example (Unaudited)
June 30, 2023

As a shareholder of one or more of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The “Actual” columns in the tables below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 1	Ratio	1-1-23	6-30-23	Period*	6-30-23	Period*
Aggressive Growth ETF Portfolio	0.21%	$1,000.00	$1,100.50	$1.09	$1,023.75	$1.05
Balanced ETF Portfolio	0.21%	$1,000.00	$1,059.40	$1.07	$1,023.75	$1.05
Conservative ETF Portfolio	0.23%	$1,000.00	$1,045.00	$1.17	$1,023.65	$1.15
Growth ETF Portfolio	0.21%	$1,000.00	$1,091.70	$1.09	$1,023.75	$1.05
Moderate Growth ETF Portfolio	0.21%	$1,000.00	$1,072.90	$1.08	$1,023.75	$1.05

TOPS® ETF Portfolios
Expense Example (Unaudited) (Continued)
June 30, 2023

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class 2	Expense Ratio	1-1-23	6-30-23	Period*	6-30-23	Period*
Aggressive Growth ETF Portfolio	0.46%	$1,000.00	$1,098.30	$2.39	$1,022.51	$2.31
Balanced ETF Portfolio	0.46%	$1,000.00	$1,058.00	$2.35	$1,022.51	$2.31
Conservative ETF Portfolio	0.48%	$1,000.00	$1,043.70	$2.43	$1,022.41	$2.41
Growth ETF Portfolio	0.46%	$1,000.00	$1,090.20	$2.38	$1,022.51	$2.31
Moderate Growth ETF Portfolio	0.46%	$1,000.00	$1,072.20	$2.36	$1,022.51	$2.31

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Investor Class	Ratio	1-1-23	6-30-23	Period*	6-30-23	Period*
Aggressive Growth ETF Portfolio	0.71%	$1,000.00	$1,097.50	$3.69	$1,021.27	$3.56
Balanced ETF Portfolio	0.71%	$1,000.00	$1,056.70	$3.62	$1,021.27	$3.56
Conservative ETF Portfolio	0.73%	$1,000.00	$1,042.60	$3.70	$1,021.17	$3.66
Growth ETF Portfolio	0.71%	$1,000.00	$1,088.90	$3.68	$1,021.27	$3.56
Moderate Growth ETF Portfolio	0.71%	$1,000.00	$1,070.50	$3.64	$1,021.27	$3.56

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Service Class	Ratio	1-1-23	6-30-23	Period*	6-30-23	Period*
Aggressive Growth ETF Portfolio	0.51%	$1,000.00	$1,098.30	$2.65	$1,022.27	$2.56
Balanced ETF Portfolio	0.51%	$1,000.00	$1,057.20	$2.60	$1,022.27	$2.56
Conservative ETF Portfolio	0.53%	$1,000.00	$1,043.70	$2.69	$1,022.17	$2.66
Growth ETF Portfolio	0.51%	$1,000.00	$1,090.20	$2.64	$1,022.27	$2.56
Moderate Growth ETF Portfolio	0.51%	$1,000.00	$1,070.70	$2.62	$1,022.27	$2.56

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

TOPS® ETF Portfolios
Supplemental Information (Unaudited)
June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Portfolios have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Portfolios’ liquidity risk, taking into consideration, among other factors, each respective Portfolio’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended June 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Portfolios’ investments and determined that the Portfolios held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Portfolios’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Portfolios’ liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855 -572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N- PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TNM-SAR23

(b)        Not applicable

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/22/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/22/2023

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 8/22/2023